Exhibit 99.3

INFORMATION STATEMENT

(INTENDED TO BE DISTRIBUTED TO STOCKHOLDERS ON OR ABOUT FEBRUARY 26, 2015)

RMR INDUSTRIALS, INC.

9595 Wilshire Blvd, Suite 310

Beverly Hills, CA 90212

_____________________________

Notice of Stockholder Action by Written Consent

February 26, 2015

Dear Stockholder:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on February 26, 2015 (the “Record Date”), of shares of common stock, par value $0.001 per share (the “Common Stock”), of RMR Industrials, Inc. (f/k/a Online Yearbook), a Nevada corporation (the “Company”), that a holder of a majority of Common Stock has taken action by written consent as of February 26, 2015, to:

1.	Authorize and approve the adoption of the Amended and Restated Articles of Incorporation of the Company, in the form attached hereto as Exhibit A (the “Articles”).

2.	Approve the Company’s 2015 Equity Incentive Plan, in the form attached hereto as Exhibit B (the “Plan”)

Nevada corporation law permits holders of a majority of the voting power to take a stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the approval of the Articles and the Plan.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions. The Articles will be effective upon filing of the Articles with the Nevada Secretary of State.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein.

Sincerely,

RMR INDUSTRIALS, INC.

/s/ Gregory M. Dangler
Gregory M. Dangler President

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

RMR INDUSTRIALS, INC.

9595 Wilshire Blvd, Suite 310

Beverly Hills, CA 90212

Information Statement Concerning Action by Written Consent

Date and Purpose of Written Consent

On February 26, 2015, a stockholder holding five million two hundred thousand (5,200,000) shares of Common Stock, which constitutes a majority of the voting power of the Company, took action by written consent for the purpose of authorizing and approving the Amended and Restated Articles of Incorporation of the Company, in the form attached hereto as Exhibit A (the “Articles”) and approving and adopting the 2015 Equity Incentive Plan, in the form attached hereto as Exhibit B (the “Plan”).

Stockholders Entitled to Notice

We are first sending or giving this Information Statement on or about February 26, 2015 to our stockholders of record as of the close of business on February 26, 2015 (the “Record Date”).

Proxies

No proxies are being solicited.

Consents Required

The approval and adoption of the Articles and the Plan requires the consent of the holders of a majority of the shares of issued and outstanding Common Stock.

On the Record Date, one stockholder holding five million two hundred thousand (5,200,000) shares of Common Stock, or approximately 69.06% of our Common Stock, delivered a written consent to us approving the Articles and the Plan. For a detailed breakdown of the beneficial ownership of our Common Stock, please see Security Ownership of Certain Beneficial Owners and Management below.

Information Statement Costs

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

THE APPROVAL OF THE ARTICLES AND THE PLAN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE ADOPTION OF THE ARTICLES OR APPROVAL OF THE PLAN, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE ARTICLES AND THE PLAN AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ARTICLES AND THE PLAN.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of February 21, 2015, regarding the beneficial ownership of our Common Stock of (i) each person known to us to be the beneficial owner, within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of more than 5% of the outstanding shares of Common Stock, (ii) each or our Directors, (iii) each of our executive officers, and (iv) all or our executive officers and Directors as a group.

Unless otherwise indicated, the address of each named beneficial owner is c/o RMR Industrials, Inc., 9595 Wilshire Blvd, Suite 310, Beverly Hills, CA 90212. Unless otherwise indicated below, each of the beneficial owners named herein has sole voting and investment power with respect to the shares listed. On February 26, 2015, 7,530,000 shares of our Common Stock were issued and outstanding.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned	Percentage Beneficially Owned(2)

Directors and Executive Officers

Gregory M. Dangler	1,742,000(3)	23.13%
President, Chief Financial Officer and Secretary

Chad Brownstein	2,600,000(4)	34.53%
Chief Executive Officer

All Officers and Directors as a Group	4,342,000	57.66%

5% Shareholders

Rocky Mountain Resource Holdings, Inc.	5,200,000	69.06%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)	Based on 7,530,000 shares of Common Stock outstanding as of February 26, 2015.

(3)	Mr. Gregory M. Dangler is the indirect owner of 1,742,000 shares of Common Stock, which are directly held by RMRH, and has shared voting and dispositive power over the shares held by RMRH.

(4)	Mr. Chad Brownstein is the indirect owner of 2,600,000 shares of Common Stock, which are directly held by RMRH, and has shared voting and dispositive power over the shares held by RMRH.

On November 17, 2014, Rocky Mountain Resource Holdings, Inc. (the “Purchaser”) became the majority shareholder of the Company by acquiring 5,200,000 shares of common stock of the Company (the “Shares”), or 69.06% of the issued and outstanding shares of common stock, pursuant to stock purchase agreements (the “Agreements”) with Messrs. El Maraana and Salah Blal. The Shares were acquired for an aggregate purchase price of $357.670.50. The Purchaser was the source of the funds used to acquire the Shares.

Executive Compensation

Summary Compensation Table. The following table sets forth certain information concerning the annual and long-term compensation of our Chief Executive Officer and our other executive officers during the last fiscal year for the last two fiscal years.

			(a)	(b)	(c)
Name and Principal Position	Year	Salary*	Bonus	Option Awards	All Other Compensation	Total Compensation
El Maraana	2014	$0	$0	$0	$0	$0
Chairman of the Board, CEO	2013	$0	$0	$0	$0	$0
President

Salah Blah	2014	$0	$0	$0	$0	$0
Secretary, Treasurer, CFO, CAO	2013	$0	$0	$0	$0	$0

Outstanding Equity Awards at Fiscal Year End. There were no outstanding equity awards as of September 30, 2014

Compensation of Non-Employee Directors. We currently have no non-employee directors and no compensation was paid to non-employee directors in the period ended September 30, 2014. We intend during 2015 to identify qualified candidates to serve on the Board of Directors and to develop a compensation package to offer to members of the Board of Directors and its Committees.

Stock Option Grants

We have not granted any stock options to our executive officers since our inception. Upon the further development of our business, we will likely grant options to directors and officers consistent with industry standards for development stage companies.

APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

General Information

Our Board of Directors has determined that the prior articles of incorporation of the Company were inadequate for our current and anticipated future needs. Therefore, the Board of Directors resolved that it would be in the best interests of the Company and its stockholders to amend and restate the articles of incorporation of the Company in the form of the Amended and Restated Articles of Incorporation attached hereto as Exhibit A (the “Articles”).

There are several key substantive differences between the prior articles of incorporation of the Company and the Articles, including, but not limited to, the following:

(i) Increase the Number of Authorized Shares of Common Stock

The Company is authorized to issue two classes of capital stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares of capital stock that the Company is authorized to issue is 4,050,000,000 shares, 2,000,000,000 shares of which shall be Class A Common Stock, par value $.001 per share, 2,000,000,000 shares of which shall be Class B Common Stock, par value $.001 per share, and 50,000,000 shares of which shall be Preferred Stock, par value $.001 per share. Previously, the Company was authorized to issue 75,000,000 shares of Common Stock.

This increase in the total number of authorized but unissued shares of Common Stock will provide the Company with needed capital stock to enable it to undertake certain capital transactions in which the Company may employ its Common Stock and/or Preferred Stock (if available for issuance). The Company’s Board of Directors is of the view that the number of shares of Common Stock currently authorized will not be sufficient to satisfy anticipated future needs. The Board of Directors also considers it desirable that the Company have the flexibility to issue an additional amount of Common Stock and to issue, when and where appropriate or necessary, Preferred Stock (if available for issuance), without further stockholder action, unless otherwise required by law or other regulations. The availability of these additional shares of Common Stock will enhance the Company’s flexibility in connection with public or private offerings, conversions of convertible securities, issuances of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes, and will allow such shares to be issued without the expense and delay of a special stockholders’ meeting, unless such action is required by applicable law. The Company has no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of Common Stock proposed to be authorized.

(ii) Authorize the Creation of Two Classes of Common Stock

The Common Stock is divided into two classes: Class A Common Stock and Class B Common Stock. The holders of Class A Common Stock will have the right to vote on all matters on which stockholders have the right to vote. The holders of Class B Common Stock will have the right to vote solely on matters where the vote of such holders is explicitly required under Nevada law. The holders of Class A Common Stock and Class B Common stock will have equal distribution rights, provided that distributions in securities shall be made in either identical securities or securities with similar voting characteristics. The holders of Class A Common Stock and Class B Common Stock will be entitled to receive identical per-share consideration upon a merger, conversion or exchange of the Company with another entity, and will have equal rights upon dissolutions, liquidation or winding-up. The holders of Class A Common Stock may convert their shares into Class B Common Stock, on a one for one basis.

The creation of two classes of Common Stock is meant to vest greater control to the holders of Class A Common over actions that can be undertaken by the Company, except any such actions that under Nevada law entitle all stockholders to vote. Greater control can result in greater efficiencies and quicker decision-making and execution in operating the Company. The holders of 7,530,000 shares of Common Stock prior to the adoption of the Articles will be entitled to receive an equal number of Class B Common Stock upon surrender of their stock certificates evidencing their ownership of Common Stock pursuant to Section 78.250 of the NRS (see “Exchange of Stock Certificates” below).

The Board of Directors will have the authority to issue shares of Common Stock without requiring future approval from the stockholders of such issuances, except as may be required by applicable law.  To the extent that shares of Common Stock are issued in the future, they will decrease the existing stockholders’ percentage equity ownership interests and, depending upon the price at which such shares of Common Stock are issued, could be dilutive to the existing stockholders.  Any such issuance of shares of Common Stock have the effect of diluting the earnings per share and book value per share of outstanding securities of the Company.

(iii) Authorize our Board of Directors to Establish One or More Series of Preferred Stock

The Articles provide that Preferred Stock may be issued from time to time in one or more series and authorizes our Board of Directors to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them.

These provisions give the Board of Directors flexibility, without further stockholder action, to issue Preferred Stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its stockholders. These provisions also provide the Company with increased financial flexibility through the ability to meet future capital requirements by providing another type of security in addition to the Company’s Common Stock. It will allow Preferred Stock to be available for issuance from time to time and with such features as determined by the Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, the issuance of Preferred Stock in exchange for cash as a means of obtaining capital for use by the Company or as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

The issuance of shares of Preferred Stock having rights superior to those of the Common Stock may result in a decrease in the value or market price of the Common Stock. Holders of Preferred Stock may have the right to receive dividends, certain preferences in liquidation and conversion rights. The issuance of Preferred Stock could adversely affect the voting and other rights of the holders of Common Stock.

The Company may issue shares of Common Stock as a dividend in respect of shares of Preferred Stock or any particular series of Preferred Stock without the approval of the holders of the Common Stock. Any such issuance could be dilutive to the value or market price of the Common Stock.

There currently are no plans, arrangements, commitments or understandings for the issuance of shares of Preferred Stock that are authorized by the Articles. At the date of this Information Statement, no shares of Preferred Stock are outstanding.

(vi)	Opt Out of Nevada Revised Statute Provisions Relating to “Control Share Acquisition” and Combinations with Interested Stockholders”

The Articles contain provisions stating that the Company will not be subject to Sections 78.411 to 78.444 of the Nevada Revised Statues (“NRS”), which sets forth restrictions regarding combinations with interested stockholders, or Sections 78.378 to 78.3793 of the NRS, which sets forth restrictions regarding the voting rights of persons attempting to acquire control of a corporation.

Control Share Acquisition Statute

The “Control Share Acquisition Statute” provisions of Sections 78.411 to 78.444 of the NRS limit the rights of persons acquiring a controlling interest in a Nevada corporation, with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. Pursuant to these provisions, an acquiring person who acquires a controlling interest, which is as little as one-fifth of the outstanding voting shares, may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person's shares.  Additionally, if the disinterested stockholders do not allow full voting rights to the acquired shares or the notice is not sent to the stockholders pursuant to the statue, then the acquiring person may cause the corporation to redeem the acquired stock.

The effect of the Control Share Acquisition Statute is, generally, to require a hostile bidder to put its offer to a stockholder vote or risk voting disenfranchisement.  These provisions do not apply if the corporation opts-out of such provision in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

Due to the stringent voting requirements of the Control Share Acquisition Statute, if the Company sells one-fifth or more of its outstanding voting power, the Company is required to receive stockholder approval from the disinterested stockholders and to provide payment of the fair market value of the disinterested stockholders. Additionally, if the offeror’s statement is not delivered in the manner prescribed or if such acquiring person is not granted full voting rights by the stockholders, the issuing corporation will be required to call for redemption of such shares of the aforementioned acquiring person. The Board of Directors has determined that requiring a special meeting, payment of the fair market value of the disinterested stockholders and possible redemption would place unnecessary burdens on the Company in connection with the completion of equity financing in which the Company would sell one-fifth or more of its outstanding voting shares.  Therefore, the Board of Directors believes it is in the best interest of the Company to avoid the time and expense associated with calling a special meeting of stockholders or redemption of such acquiring person’s shares.

We do not currently meet the threshold required for application of the Control Share Acquisition Statute by virtue of having (i) less than 200 stockholders of record and (ii) less than 100 stockholders who have Nevada addresses appearing on the stock ledger of the Company. The approval of this provision will therefore have no effect on our current stockholders based upon our current plans, proposals, and arrangements to issue securities. Further, we have no present intention, plan, proposal, or arrangement to issue securities that would in the future subject us to the Control Share Acquisition Statute. The adoption of the amendment to make the Control Share Acquisition Statute not applicable to the Company will make it easier for us to sell one-fifth or more of the Company’s common stock without obtaining stockholder approval. Stockholders should note that as a result of the amendment, the Board of Directors will be able to enter into certain transactions as described above that may otherwise require stockholder approval in order for full voting rights to be conferred to an acquirer under Nevada corporate law.

Combination with Interested Stockholders Statute

The “business combination with interested stockholders” provisions of Sections 78.411 to 78.444 of the NRS, generally prohibit a Nevada corporation with at least 200 stockholders of record from engaging in various “combination” transactions with any interested stockholder for a period of two years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by our board of directors prior to the date the interested stockholder obtained such status or the combination is approved by our board of directors and thereafter is approved at a meeting of the stockholders by the affirmative vote of stockholders representing at least 60% of the outstanding voting power held by disinterested stockholders, and extends beyond the expiration of the two-year period, unless:

• the combination was approved by our board of directors prior to the person becoming an interested stockholder or the transaction by which the person first became an interested stockholder was approved by our board of directors before the person became an interested stockholder or the combination is later approved by a majority of the voting power held by disinterested stockholders, or

• if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the two years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of preferred stock, the highest liquidation value of the preferred stock, if it is higher

A “combination” is generally defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer, or other disposition, in one transaction or a series of transactions, with an “interested stockholder” having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, (c) 10% or more of the earning power or net income of the corporation, and (d) certain other transactions with an interested stockholder or an affiliate or associate of an interested stockholder.

We do not currently meet the threshold required for application of the business combination with interested stockholders provisions.  In general, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within two years, did own) 10% or more of a corporation’s voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our Company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price. Again, stockholders should note that as a result of this provision in the Articles, the Board of Directors may be able to enter into certain transactions as described above without stockholder approval under Nevada corporate law and without meeting the additional requirements of the statute.

(v) Provide for the Indemnification of Directors and Officers

The Articles contains provisions relating to indemnification. They generally provide that the Company, to the fullest extent permitted by the laws of the State of Nevada, shall indemnify directors and officers of the Company in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Company. In addition to any other rights of indemnification permitted by the laws of the State of Nevada, the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such director or officer in his or her capacity as a director or officer of the Company, must be paid, by the Company, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Company.

The indemnification provisions in the Articles may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. In addition, stockholders’ investments may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

There is currently no pending material litigation or proceeding involving any of our directors or officers for which indemnification is sought.

The Board of Directors believes that the indemnification is necessary in order for the Company to be able to attract and retain qualified candidates to serve on the Board of Directors and as officers and therefore is in the best interests of the Company and its stockholders.

Possible Anti-Takeover Effects of the Proposals

The Articles will result in an increase in the number of authorized but unissued shares of our capital stock. Under certain circumstances this could have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and our stockholders. The increase in the number of authorized but unissued shares of our Common Stock and/or the increase of the number of authorized but unissued shares of our Preferred Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempt, the increase in the number of authorized but unissued shares of our Common Stock and/or the increase in the number of authorized but unissued shares of our Preferred Stock may limit the opportunity for the Company’s stockholders to dispose of their shares at a higher price than may be available in a takeover attempt or under a merger proposal. Furthermore, the increase in the number of authorized but unissued shares of our Common Stock and/or the increase in the number of authorized but unissued shares of our Preferred Stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position and place it in a better position to resist changes that stockholders may desire to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors did not approve the increase in the number of authorized but unissued shares of our Common Stock and Preferred Stock with the intent that such increase be used as a type of anti-takeover device.

The Articles provides that the Preferred Stock authorized by the Articles may be issued from time to time in one or more series and authorizes our Board of Directors to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each additional series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The issuance of Preferred Stock with either specified voting rights or rights providing for the approval of extraordinary corporate action could be used to create voting impediments or to frustrate persons seeking to effect a merger or to otherwise gain control of the Company by diluting their stock ownership. In addition, the ability of the Board of Directors to distribute shares of any class or series (within limits imposed by applicable law) as a dividend in respect of issued shares of Preferred Stock also could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company and effectively delay or prevent a change in control without further action by the stockholders.

While the aforementioned provisions of the Articles may be deemed to have possible anti-takeover effects, their approval and adoption was not prompted by any specific takeover threat currently perceived by management, and neither our management nor our Board of Directors views any provision of the Articles as an anti-takeover mechanism. Except for the potential effects of the aforementioned provisions, there are no anti-takeover provisions in the Articles, and the Board of Directors currently has no plan to adopt any proposal or to enter into any other arrangement that may have material anti-takeover consequences.

Approval of the Proposed Corporate Actions

The approval and adoption of the Articles requires the consent of the holders of a majority of the shares of issued and outstanding Common Stock.

On February 26, 2015, one stockholder holding five million two hundred thousand (5,200,000) shares of Common Stock, or approximately 69.06% of our Common Stock, delivered a written consent to us adopting the proposal set forth herein. For a detailed breakdown of the beneficial ownership of our Common Stock, please see Security Ownership of Certain Beneficial Owners and Management below.

The Company has obtained all necessary corporate approvals in connection with the proposed corporate actions, and your consent is not required and is not being solicited in connection with the approval of the corporate actions. No vote or other action is requested or required on your part.

Effective Date

The adoption of the Articles became effective upon the filing of the Articles with the Nevada Secretary of State on February 26, 2015.

Dissenter’s Rights

Neither the Articles, nor the Bylaws of the Company nor the Nevada Revised Statutes provide for dissenters’ rights of appraisal in connection with the aforementioned corporate action.

Exchange of Stock Certificates

Pursuant to Section 78.250 of the NRS, the current holders of Common Stock are required to surrender and exchange their current share certificates for new share certificates evidencing their holdings in Class B Common Stock, on a one to one basis. The current holders of Common Stock will have up to one (1) month to comply with this requirement. If the obligation to surrender and exchange the outstanding share certificates of Common Stock is not met within the requisite deadline, such obligation may be enforced by action at law.

The outstanding share certificates of Common Stock should be sent to c/o RMR Industrials, Inc., 9595 Wilshire Blvd, Suite 310, Beverly Hills, CA 90212.

APPROVAL OF THE COMPANY’S

2015 EQUITY INCENTIVE PLAN

General

The Company’s 2015 Equity Incentive Plan (the “Equity Incentive Plan’) has been approved and adopted by the Board and the stockholders of the Company in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Code, and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Rule 162(m) of the Code.

Our Board and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future.  The Equity Incentive Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests.  In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel.  We believe that the adoption of the Equity Incentive Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future employees.

There are currently no plans, arrangements, commitments or understandings for the issuance of equity based incentives pursuant to the Equity Incentive Plan.

The following is a brief summary of the Equity Incentive Plan. This summary is qualified in its entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached as Exhibit B to this Information Statement.

Summary of the 2015 Equity Incentive Plan

The principal provisions of the Equity Incentive Plan are summarized below. This summary is not a complete description of all of the Equity Incentive Plan’s provisions, and is qualified in its entirety by reference to the Equity Incentive Plan which is attached as Exhibit B to this Information Statement. Capitalized terms in this summary not defined in this proxy statement have the meanings set forth in the Equity Incentive Plan.

Purpose and Eligible Participants.    The purpose of the Equity Incentive Plan is to attract, retain and reward high-quality executive, employees and other persons who provide services to the Company and or its affiliates and subsidiaries, by enabling these persons to acquire a proprietary interest in the Company.

Types of Awards.    The Equity Incentive Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Compensation Committee of the Board (the “Committee”):

 Options.     Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”). Options shall vest as determined by the Committee or the applicable employment agreement, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each Option shall be determined by the Committee, provided that such price will not be less than the fair market value of a share on the date of the grant of the ISO. The term for the Options may be set by the Committee but in no event shall the term exceed ten (10) years from the date of grant. Recipients of options have no rights as a stockholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

Stock Appreciation Rights.     Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price or grant price. The grant price of a stock appreciation right and all other terms and conditions will be established by the Committee in its sole discretion or as set forth in the applicable Award agreement. The term of a stock appreciation right will be set by the Committee but in no event will the term exceed ten (10) years from the date of grant.

Restricted Stock Awards.     Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

Restricted Stock Units.     Restricted stock units consist of a right to receive shares in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Restriction Period as the Board may specify. Each such grant or sale may be made without additional consideration or in consideration of a payment by a Participant that is less than the Fair Market Value at the date of grant. Recipients of restricted stock units have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance Awards.    Performance awards are earned upon achievement of performance objectives during a performance period established by the Committee. Recipients of performance awards have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Number of Shares.    The maximum number of shares of Class B Common Stock with respect to which Awards of any and all types may be granted during a calendar year to any Participant shall be limited, in the aggregate, to the number of Common Stock equal to thirty percent (30%) of the number of outstanding shares of all classes of Common Stock (subject to adjustment in accordance with the provisions of Section 13(d) of the Equity Incentive Plan). The number of Class B Common Stock available to grant for Awards will increase proportionally any time additional shares of any class of Common Stock are issued by the Company as long as the Plan is in effect.

Administration.    Subject to the terms of the Equity Incentive Plan, the Committee, or if none, the Board, shall have full and final authority, in each case subject to and consistent with the provisions of the Equity Incentive Plan, to: interpret the provisions of the Equity Incentive Plan; select Eligible Employees, Directors and Consultants to become Participants; make Awards; determine the type, number and other terms and conditions of, and all other matters relating to, Awards; prescribe Award agreements (which need not be identical for each Participant); adopt, amend and rescind rules and regulations for the administration of the Equity Incentive Plan; construe and interpret the Equity Incentive Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein; and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Equity Incentive Plan. Except as otherwise determined by the Board, unless the context otherwise requires, all actions and determinations that the Equity Incentive Plan contemplates that the Board may take may be taken by the Committee in its stead.

Amendments.    The Board, or the Committee acting pursuant to such authority as may be delegated to it by the Board, may amend, alter, suspend, discontinue or terminate the Equity Incentive Plan or the Committee’s authority to grant Awards under the Equity Incentive Plan, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Equity Incentive Plan or the terms of an Award agreement, no such Board action may materially and adversely affect the rights of a Participant under any previously granted and outstanding Award. Except as otherwise provided in the Equity Incentive Plan, the Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Equity Incentive Plan or the terms of an Award agreement, no Committee action may materially and adversely affect the rights of such Participant under such Award.

Term.    The Committee may grant awards pursuant to the Equity Incentive Plan until it is discontinued or terminated; provided, however, that no Award may be granted under the Equity Incentive Plan after February 26, 2025.

Change of Control.     Notwithstanding any provision of the Equity Incentive Plan to the contrary and unless otherwise provided in the applicable Award agreement, in the event of any Change of Control:

(1) Any Option carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change of Control and shall remain exercisable and vested for the balance of the stated term of such Option without regard to any Termination of Employment, subject to certain exceptions;

(2) Any SARs outstanding as of the date the Change of Control occurs will become fully vested and will be exercisable in accordance with procedures established by the Committee;

(3) Any restrictions and other conditions applicable to any Restricted Stock or Restricted Stock Units held by the Participant will lapse and such Restricted Stock or Restricted Stock Units will become fully vested as of the date of the Change of Control;

(4) Any Performance Shares or Performance Units held by the Participant relating to Performance Periods before the Performance Period in which the Change of Control occurs that have been earned but not paid will become immediately payable in cash; and

(5) Any Other Stock-Based Awards that vest solely on the basis of the passage of time will be treated in connection with a Change of Control in the same manner as are Awards of Restricted Shares and RSUs, as described in Section 13(a)(3) of the Equity Incentive Plan.

Payment.    Payment of Awards may be in the form of cash, Stock, other Awards or combinations thereof as the Committee may determine, and with such restrictions as it may impose. The Committee, either at the time of grant or by subsequent amendment, may require or permit deferral of the payment of Awards under such rules and procedures as it may establish. It also may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Stock equivalents.

Transfer Restrictions.    No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and Options, SARs or Other Stock-Based Awards that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Options (other than ISOs), SARs and Other Stock-Based Awards may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Option, SAR, or Other Stock Based Award but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Option, SAR or Other Stock-Based Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Federal Income Tax Matters

Options.    Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the Equity Incentive Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

ISOs granted under the Equity Incentive Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

Restricted Stock Awards.    Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units.    A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Performance Awards.    A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights.    Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

The foregoing is only a summary of the effect of U.S. federal income taxation with respect to the grant and exercise of awards under the EQUITY INCENTIVE Plan. It does not purport to be complete, and does not discuss the tax consequences of an individual’s death or the provisions of the income tax laws of any municipality, state or foreign country in which any eligible individual may reside.

REASONS WE USED STockHOLDER CONSENT AS OPPOSED TO SOLICITATION OF StockHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

The adoption of the Articles and approval of the Plan as described in this Information Statement requires stockholder approval in order to be effective. Stockholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities.

Given that we have already secured the affirmative consent of the holders of a majority of our voting securities to the adoption of the Articles and approval of the Plan, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such a purpose, and rather proceed through the written consent of the holders of a majority of our voting securities. Spending the additional company time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing the adoption of the Articles in a manner that is timely and efficient for us and our stockholders.

DISTRIBUTION OF INFORMATION STATEMENT

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices at (310) 409-4113. If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No director, officer, nominee for election as a director, associate of any director, officer of nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest. No director has informed us that he intends to oppose any of the corporate actions to be taken by us as set forth in this Information Statement.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (“SEC”) in its rules, regulations and releases) representing our expectations or beliefs regarding the Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

ADDITIONAL INFORMATION

We are subject to the reporting requirements of the Exchange Act and file reports required under the Exchange Act with the SEC. Such reports may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. The SEC also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which may be downloaded free of charge.

CONCLUSION

To keep you informed, we are sending you this Information Statement which describes the purpose and effect of the Articles and a summary of the Plan. Your consent to the adoption of the Articles and approval of the Plan is not required and is not being solicited in connection with this action.

Neither the SEC nor any state regulatory authority has approved or disapproved these transactions, passed upon the merits or fairness of the transactions, or determined if this Information Statement is accurate or complete. Any representation to the contrary is a criminal offense.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

RMR INDUSTRIALS, INC.

By Order of the Board of Directors

By: /s/ Gregory M. Dangler

Gregory M. Dangler, President

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

[ATTACHED]

EXHIBIT B

2015 EQUITY INCENTIVE PLAN

[ATTACHED]